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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                  June 1, 1999
                                 -------------
                       (Date of earliest event reported)



                                Cephalon, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

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
           Delaware                    0-19119              23-2484489
-----------------------------------  -----------           -------------
(State or other jurisdiction         (Commission           (IRS Employer
of incorporation or organization)    File Number)             ID No.)

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       145 Brandywine Parkway
       West Chester, Pennsylvania                        19380
       --------------------------                   -----------------
(Address of principal executive offices)               (Zip Code)


                                (610) 344-0200
     --------------------------------------------------------------------
             (Registrant's telephone number, including area code)


                                Not Applicable
   ------------------------------------------------------------------------
             (Former name, former address and former fiscal year,
                         if changed since last report)

                                       1
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ITEM 5.  OTHER EVENTS.

     On June 1, 1999, Cephalon, Inc. (the "Registrant") publicly announced that it has entered into a collaborative agreement with H. Lundbeck A/S to discover, develop and market products to treat neurodegenerative diseases.

     On June 7, 1999, the Registrant announced that it has agreed to the terms of a proposed settlement of securities litigation filed in 1996 following the announcements of results of clinical studies of MYOTROPHIN(R) (mecasermin) Injection for the treatment of amyotrophic lateral sclerosis (ALS or Lou Gehrig's disease).

     On June 10, 1999, the Registrant announced that it has entered into a collaborative agreement with Abbott Laboratories to market and further develop GABITRIL(R) (tiagabine hydrochloride), one of Abbott's anti-epileptic drugs, in the United States.

     On June 11, 1999, the Registrant announced that Bruce A. Peacock, executive vice president and chief operating officer will leave the company to become president and chief operating officer of Orthovita Inc. in Malvern, PA..

     The Registrant hereby incorporates by reference the press releases attached hereto as Exhibits 99.1, 99.2, 99.3 and 99.4 respectively, and made a part of this Item 5.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of Business Acquired: None
             ------------------------------------------

         (b) Pro Forma Financial Information: None
             --------------------------------

         (c) Exhibits: Reference is made to the Exhibit Index annexed hereto and
             --------
made a part hereof. All material agreements entered into in connection with the referenced transaction will be filed by the Registrant as exhibits to its Annual Report on Form 10-K.

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                                   SIGNATURES
                                  -----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    CEPHALON, INC.



Date: June 11, 1999               By: /s/ Frank Baldino, Jr.
     --------------                  ---------------------------------------
                                      Frank Baldino, Jr.
                                      President and Chief Executive Officer

                                       3
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                                 EXHIBIT INDEX
                                 -------------


EXHIBIT                                                                 PAGE
---------                                                               ----

99.1       Press Release dated June 1, 1999
99.2       Press Release dated June 7, 1999
99.3       Press Release dated June 10, 1999
99.4       Press Release dated June 11, 1999

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